UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)      September 19, 2002
                                           -----------------------------


                             American River Holdings
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


        California                         0-31525              68-0352144
----------------------------       ---------------------   ---------------------
(State or other jurisdiction            (Commission            (IRS Employer
     Of incorporation)                  File Number)         Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California           95815
--------------------------------------------------------    -------------------
(Address of principal executive offices)                         Zip Code)


Registrant's telephone number, including area code             (916) 565-6100
                                                            -------------------



Page 1 of 4 Pages
The Index to Exhibits is on Page 3

Item 5.  Other Events.

         Registrant issued a press release September 19, 2002 announcing the resignation of James O. Burpo from the American River Holdings Board of Directors and the Audit Committee. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

(99.1)   Press release dated September 19, 2002



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN RIVER HOLDINGS


                                   /s/ Mitchell A. Derenzo
                                   --------------------------------------------
                                   Mitchell A. Derenzo, Chief Financial Officer




September 19, 2002



Page 2 of 4 Pages

                                INDEX TO EXHIBITS


Exhibit No.                         Description                            Page
----------                          --------------                         -----

99.1                                Press release of American River           4
                                    Holdings dated September 19, 2002




Page 3 of 4 Pages